LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

[MORNINGSTAR RATINGS LOGO]

Seeks growth of capital

KEMPER
VALUE+GROWTH FUND

             "... We believe that the current economic environment
              merits a cautious approach to investing ... At this
              juncture, we believe that a more market-appropriate
            stance is an allocation of 50 percent growth stocks and
                         50 percent value stocks. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
10
Industry Sectors
11
Largest Holdings
12
Portfolio of Investments
18
Report of Independent Auditors
19
Financial Statements
21
Notes to Financial Statements
25
Financial Highlights



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                            12.06
CLASS B                                            11.06
CLASS C                                            11.06
LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE*     12.35
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   11/30/98   11/30/97
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS A                            $15.82     $14.62
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS B                            $15.40     $14.37
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS C                            $15.40     $14.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
RANKINGS AS OF 11/30/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                       CLASS A               CLASS B              CLASS C
--------------------------------------------------------------------------------
1-YEAR            #402 of 744 funds     #443 of 744 funds     #443 of 744 funds
--------------------------------------------------------------------------------
3-YEAR            #218 of 459 funds     #279 of 459 funds     #275 of 459 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE FISCAL-YEAR, KEMPER VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                         CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN                   $0.35    $0.35    $0.35
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                    $0.15    $0.15    $0.15
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Data provided by Morningstar, Inc. Chicago, IL. (312) 696-6000. The Morningstar Style Box is based on a software release date of 11/30/98. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Morningstar has placed Kemper Value+Growth Fund in the large blend category. Please consult the prospectus for a description of investment policies.

FUNDAMENTAL INVESTING In addition to rigorous analysis of quantitative data, such as stock price trends and balance sheet information, fundamental investing also includes an emphasis on less number-driven factors, such as meetings with company management and product comparisons.

GROWTH STOCK Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS (P/E) RATIO A company's stock price divided by its earnings per share for the past four quarters, also referred to as its multiple.

VALUE STOCK Value stocks are considered to be "bargain stocks" because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments impacting the company.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[FORTUNA PHOTO]

LEAD PORTFOLIO MANAGER PHILIP FORTUNA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE JOINED THE ORGANIZATION IN 1986 AS AN INSTITUTIONAL PORTFOLIO MANAGER. FORTUNA RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM CARNEGIE MELLON UNIVERSITY AND MASTER'S OF BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF CHICAGO.

FORTUNA IS SUPPORTED BY PORTFOLIO MANAGERS SHAHRAM TAJBAKHSH AND ROBERT TYMOCZKO, BOTH MEMBERS OF SCUDDER KEMPER INVESTMENTS' QUANTITATIVE GROUP.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN SEPTEMBER, KEMPER VALUE+GROWTH FUND ADOPTED A QUANTITATIVE INVESTMENT STRATEGY. IN ADDITION TO DISCUSSING THE FACTORS THAT DROVE THE MARKET AND THE FUND'S PERFORMANCE DURING THE PAST FISCAL YEAR, THE PORTFOLIO MANAGEMENT TEAM DESCRIBES THEIR DISCIPLINED, RESEARCH-INTENSIVE, RISK-CONSCIOUS APPROACH.


Q     THE NEWS HAS BEEN FULL OF STORIES OF STOCK MARKET VOLATILITY. HOW DID THE
FUND PERFORM DURING THIS TURBULENT TIME?

A     For the one-year period ending November 30, 1998, Kemper Value+Growth Fund earned 12.06 percent (Class A shares, unadjusted for any sales charges). The fund's returns placed it closely in line with the Lipper Growth and Income category average of 12.35 percent.

      Though it kept up with its peers, the fund lagged its benchmark, the Russell 1000 index, which gained 21.84 percent. We recognize that shareholders can be disheartened when the fund trails its index by a wide margin. However, it's important to remember that the market climate during the past year has been unusually volatile and narrow, and we encourage shareholders to keep a long-term outlook.

Q     BEFORE WE DISCUSS THE FUND AT GREATER LENGTH, COULD YOU EXPAND UPON YOUR
DISCUSSION OF THIS VOLATILITY AND THE NARROWNESS OF THE MARKET?

A     Certainly. This year, the stock market has been dogged by uncertainty.
This climate has led investors to embark on a flight to perceived quality, which in turn has created an unusual two-tier market. Let's analyze these factors:

      A CLIMATE OF UNCERTAINTY In October 1997, concerns about Southeast Asian economic instability ricocheted through the U.S. stock market, causing a steep one-day sell-off, commonly referred to as "Gray Monday." Earnings disappointments emerged throughout the year, at times triggering shock waves throughout entire industries. In August 1998, Russia defaulted on its debt, triggering a global market meltdown. As we close the fiscal year, economic uncertainty still riddles the globe. Despite global economic bailout plans, Russia, Southeast Asia, Latin America and Japan remain focal points of investor anxiety. Here at home, impeachment issues also cast a shadow.

      THE FLIGHT TO PERCEIVED QUALITY Against this backdrop of uncertainty and earnings shortfalls, an emotional and paradoxical market has emerged. Many commonly cited measures of market performance, such as the Dow Jones Industrial Average and the Standard & Poor's 500 index, have climbed to new heights. However, it is important to note that investors have not bestowed equal favor on all types of stocks. From the weeks following Gray Monday through the close of the fiscal year, Wall Street generally steered clear of any stocks that had real or perceived exposure to international turmoil. Instead, investors flocked to a relatively small number of stocks that offered the appearance of stability. These stocks were almost exclusively mega-cap, domestic, growth-oriented companies. Demand for this elite camp has taken on a frenetic quality -- investors have pushed stock prices of this group to levels that far surpass their earnings growth.

PERFORMANCE UPDATE


      A TWO-TIER MARKET This investment pattern has resulted in a narrow, two-tier market: Only a narrow band of large-cap, growth-oriented stocks occupy the first-tier. Most stocks have not enjoyed similar good fortune, and have been cast by emotional investors into the second tier.

      We can see how wide the disparity between the two tiers is by taking a closer look at the performance of the S&P 500 index. The S&P 500 is often cited by the media as a measure of the overall stock market, but during the past year, the index obscures the real story of the market. The S&P 500 is capitalization-weighted, so the stocks with the largest market capitalizations drive performance. Through November, the year-to-date cap-weighted return of the index is 21.9 percent. However, if the returns of each of the stocks in the index were weighted equally, then the return of the index would drop more than twelve percentage points to 9.7 percent.

Q     THE FUND'S MANAGEMENT TEAM HAS SOME NEW MEMBERS. COULD YOU INTRODUCE THE
MANAGEMENT TEAM?

A     Philip Fortuna, director of Scudder Kemper Investments' Quantitative
Group, continues as lead portfolio manager. Portfolio Managers Shahram Tajbakhsh and Robert Tymoczko, also from the firm's Quantitative Group, joined the portfolio management team in August. This core group works with a large group of researchers, analysts and programmers throughout the organization.

Q     IN SEPTEMBER, THE INVESTMENT TEAM INCREASED THE ROLE OF QUANTITATIVE
TECHNIQUES IN THE MANAGEMENT OF THE FUND. COULD YOU EXPLAIN WHAT A QUANTITATIVELY DRIVEN STRATEGY ENTAILS, AND THE PRINCIPLES THAT GOVERN SCUDDER KEMPER INVESTMENTS' APPROACH TO QUANTITATIVE INVESTING?

A     At Scudder Kemper Investments, our quantitative investment approach is extremely rigorous and disciplined. We use advanced technologies to create sophisticated computer-driven models. These models organize an extraordinary quantity and diverse range of information, from historical earnings rates and stock prices to Wall Street analysts' earnings estimates and bear market indicators. The quantitative models allow us to thoroughly track far more stocks than if we solely used a fundamental (see Terms to Know on page 2) investment discipline. Armed with this comprehensive data, we use the models to precisely combine stocks into a finely tuned portfolio that we feel will best pursue a specific risk and reward profile.

      We feel that one of the most significant benefits of our quantitative approach is the discipline it brings to the investment process. We are committed to a rational, numbers-driven approach, and we don't flinch from it. In markets such as this one, many investors tend to get whipped around by Wall Street's emotion and lose sight of their long-term focus. Because we rely on quantitative techniques, we don't let sentiment cloud our judgment.

      Often, people mistakenly think of quantitative investing as "black box investing," devoid of hands-on portfolio management. However, we at Scudder Kemper Investments believe that quantitative investing represents some of the best elements of teamwork: The models leverage years of programming, testing and development by researchers, analysts and portfolio managers throughout our organization. The models are never "done." We continuously test and add to them.

Q     NOW THAT YOU'VE PROVIDED A BROAD OVERVIEW OF QUANTITATIVE INVESTING, COULD
YOU EXPLAIN HOW THE TEAM USES QUANTITATIVE TECHNIQUES TO MANAGE KEMPER VALUE+GROWTH FUND?

A     Certainly. The fund's universe consists of 1,500 stocks issued by the largest, publicly traded, domestic companies. A large universe provides us with increased probability of finding appealing choices. Quantitative modeling allows us to surmount some of the challenges of rigorously tracking 1,500 stocks.

      We use style-specific models. Rather than having lots of stocks that fall in the middle of a growth-value continuum, we want to have two distinct groups: growth stocks with clear momentum traits, and value stocks with classic valuation characteristics. We've programmed each model to hone in on the most pertinent parameters of its style. For instance, the growth stock model focuses more heavily on momentum-driven factors, such as historic and projected earnings growth, while the value-stock model places a higher premium on valuation statistics, including low price-to-earnings ratios and high dividend yields.

Q     HOW DOES THIS APPROACH DIFFER FROM HOW THE FUND WAS MANAGED PREVIOUSLY?

A     The fund's objective is unchanged. Kemper Value+Growth Fund continues to seek long-term capital growth by investing primarily in large-company stocks issued by U.S. companies.

PERFORMANCE UPDATE


The fund's secondary objective is a reduced level of risk over a full market cycle, compared to pure value-stock or growth-stock funds.

      Quantitative factors, such as historic earnings, growth rates, price-earning ratios, stock prices and cash flows, have always played an important role in selecting stocks. Now, we've tried to take our analysis of stocks to the next level, using our proprietary models to systematize and enhance our stock- selection process.

Q     HOW DOES THE FUND'S STRATEGY SEEK TO MANAGE DOWNSIDE VOLATILITY?

A     Managing downside volatility is an important concern. After all, the theory behind Kemper Value+Growth Fund is to try to smooth out the bumps that plague the growth-only and value-only world.

      Ideally, our approach seeks to be more like the tortoise than the hare. We're not trying to shoot the lights out with a handful of over-the-top stocks. Instead, our philosophy as portfolio managers is to seek a more moderate risk/return profile. Over the long-term, our analysis suggests that this route presents compelling opportunities.

      To pursue a more-moderate risk profile, we allocate assets between growth and value stocks. These two styles tend to react to market conditions in different ways. Having both growth and value stocks in a single fund may help to reduce potential volatility. When one style falls out of favor, the other style may be more successful.

      Also, we diversify assets across a large group of stocks. Currently, the portfolio includes more than 270 stocks, up from about 130 stocks at the beginning of the fiscal year. Thoroughly monitoring 270 stocks without quantitative technology would be a tough feat, so we feel that this is a significant way in which our resources have the capability to add value.

Q     HOW HAVE YOU ALLOCATED ASSETS AMONG GROWTH AND VALUE STOCKS THROUGHOUT THE
YEAR? WHAT CONSIDERATIONS SHAPED YOUR DECISION?

A     When the fund began the fiscal year in December 1997, its target allocation was 60 percent of assets in growth stocks, and 40 percent in value stocks. The growth allocation was increased, based on analysis of macroeconomic factors, such as inflationary patterns, interest rates and market trends. At the semiannual mark in May 1998, 65 percent of assets were invested in growth stocks. This shift served investors as growth outperformed value during this period.

      Toward the conclusion of the fiscal year, we determined that the market conditions supported increasing the fund's value-stock exposure. Given historical norms, the current valuations of growth stocks seem unreasonably and unsustainably high. Our quantitative analysis uncovers far fewer attractively priced growth-stock opportunities.

      Also, we believe that the current economic environment merits a cautious approach to investing. We cannot rule out the possibility that the markets may decline dramatically during the next year. Many large multinational corporations have announced earnings warnings, and we expect that this trend will continue through the fourth quarter of 1998. Global uncertainty remains unresolved on many fronts, and the past year has reminded us how strongly international economic crises can ripple through domestic markets. Historically, in declining markets, value stocks tend to fare better than growth stocks. At this juncture, we believe that a more market-appropriate stance is an allocation of 50 percent growth and 50 percent value stocks.

Q     IS THE FUND'S ALLOCATION BETWEEN GROWTH AND VALUE STOCKS DETERMINED USING
QUANTITATIVE TECHNIQUES?

A     Presently, the overall asset allocation relies on both qualitative and quantitative techniques. We certainly consider the information generated through our models, but we also factor in our judgement of economic and market conditions. As we move into the next fiscal year, we are developing quantitative models to focus on style allocation.

Q     COULD YOU HIGHLIGHT SOME ELEMENTS THAT WORKED OUT WELL FOR THE FUND?

A     The fund reaped good returns from several of its largest holdings. Sun
Microsystems and Cisco Systems bolstered performance, as did cruise operator Carnival. Our conviction in Philip Morris also paid off. At the semiannual point in May 1998, the stock was languishing, but as the legislative outlook for the tobacco industry improved, Philip Morris bounced back nicely. The fund also benefited from its stakes in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, two attractively valued, fundamentally strong, financial services companies with no international exposure.

PERFORMANCE UPDATE


Q     WHAT DIDN'T WORK OUT AS WELL AS EXPECTED?

A     The fund was hurt by its exposure to energy stocks, including Rowan
Companies, Royal Dutch Petroleum, and Atlantic Richfield. The price of oil has remained extremely depressed, due to concerns about decreased Asian demand. The Asian flu also knocked the wind out of some the fund's technology stocks, most notably, component-oriented technology such as National Semiconductor.

      Overall, the narrowness of the market hurt the fund on a relative basis. Stratospheric prices placed many of the market's short-term winners out of the fund's criteria. Also, during the final months of the fiscal year, our more defensive 50/50 allocation between growth and value was not supported by the market's growth bias. Nonetheless, while we'd prefer the fund to not be left out of gains, we feel that longer-term market conditions warrant a more cautious allocation.

Q     WHERE ARE YOU FINDING ATTRACTIVE OPPORTUNITIES?

A     To preface, we'd like to note that the fund's quantitative models don't include sector targets. If the models find more attractive stocks in a certain sector, we'll have a greater portion of assets in that sector. Within this framework, we'd be glad to elaborate on themes that have emerged out of the stock-selection process.

      Technology stocks remain an important component within the portfolio. Presently, we are favoring large, quality companies such as Sun Microsystems and Cisco Systems, rather than technology firms involved in the component and semiconductor industries. We continue to find attractive opportunities among stocks within the consumer nondurable sector. Consumer nondurable stocks often offer more downside risk protection during falling markets.

      The fund's allocation in health care has remained stable. Many stocks in the health-care sector offer long-term potential, given global aging and population trends. Exposure to financial services stocks has increased during the year. After the Russian debt crisis, the market pummeled the sector. Prices dropped and many compelling values emerged.

Q     YOU MENTION THAT YOU'VE ADDED MANY NEW STOCKS TO THE FUND. HAVE YOU SOLD
MANY HOLDINGS? IF SO, DO THE FUND'S QUANTITATIVE MODELS ADDRESS TAX CONSIDERATIONS?

A     Yes, during the fiscal year, we have been quite active in purchasing and selling securities. Because managing capital gains exposure is an important concern, the models focus on maximizing after-tax, not pre-tax return. As we run our trading programs, the models harvest capital gains against losses, to maximize tax efficiency wherever appropriate.

Q     THE PAST FISCAL YEAR HAS BEEN A CHALLENGING ONE FOR STOCK INVESTORS. DO
YOU EXPECT THIS TO CONTINUE?

A     We certainly expect that market conditions will remain volatile. While we have seen corrections, the market has bounced back quickly. We are concerned that these rebounds may be driven more by emotion and wishful thinking than by a change in fundamental values. Also, we believe investors should be prepared for a domestic growth slowdown, and continued global economic uncertainty.

      That said, we still believe that the stock market offers opportunities for the long-term investor. We believe that the disciplined and rigorous approach of the fund has the potential to uncover attractive stocks, even during turbulent markets. We look forward to leveraging Scudder Kemper Investments' quantitative resources on behalf of the shareholders of Kemper Value+Growth Fund.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED NOVEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE
                                                1-YEAR   3-YEAR   OF CLASS
---------------------------------------------------------------------------------------------
    KEMPER VALUE+GROWTH FUND CLASS A             5.63%   18.15%    19.37%    (since 10/16/95)
 .............................................................................................
    KEMPER VALUE+GROWTH FUND CLASS B             8.06    19.01     20.23     (since 10/16/95)
 .............................................................................................
    KEMPER VALUE+GROWTH FUND CLASS C            11.06    19.52     20.66     (since 10/16/95)
 .............................................................................................

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS A
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 10/16/95 to 11/30/98

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS A1            RUSSELL 1000 INDEX+            STOCK INDEX++
                                                   -------------------         -------------------        ---------------------
10/16/95                                                10000.00                    10000.00                    10000.00
                                                        10030.00                    10605.00                    10602.00
                                                        10595.00                    11189.00                    11171.00
                                                        11111.00                    11645.00                    11672.00
                                                        11657.00                    12024.00                    12033.00
12/31/96                                                12593.00                    12983.00                    13035.00
                                                        12412.00                    13134.00                    13385.00
                                                        14313.00                    15398.00                    15720.00
                                                        15980.00                    16741.00                    16897.00
12/31/97                                                15680.00                    17245.00                    17383.00
                                                        17627.00                    19549.00                    19806.00
                                                        17682.00                    20039.00                    20460.00
                                                        15449.00                    17972.00                    18428.00
11/30/98                                                17396.00                    20592.00                    21132.00

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS B
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 10/16/95 to 11/30/98

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS B1            RUSSELL 1000 INDEX+            STOCK INDEX++
                                                   -------------------         -------------------        ---------------------
10/16/95                                                10000.00                    10000.00                    10000.00
                                                        10631.60                    10605.00                    10602.00
                                                        11210.50                    11189.00                    11171.00
                                                        11726.30                    11645.00                    11672.00
                                                        12273.70                    12024.00                    12033.00
12/31/96                                                13235.30                    12983.00                    13035.00
                                                        13021.10                    13134.00                    13385.00
                                                        14994.00                    15398.00                    15720.00
                                                        16696.30                    16741.00                    16897.00
12/31/97                                                16344.20                    17245.00                    17383.00
                                                        18341.90                    19549.00                    19806.00
                                                        18353.60                    20039.00                    20460.00
                                                        16005.40                    17972.00                    18428.00
11/30/98                                                17792.00                    20592.00                    21132.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 10/16/95 to 11/30/98

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS C1            RUSSELL 1000 INDEX+            STOCK INDEX++
                                                   -------------------         -------------------        ---------------------
10/16/95                                                10000.00                    10000.00                    10000.00
                                                        10632.00                    10605.00                    10602.00
                                                        11221.00                    11189.00                    11171.00
                                                        11737.00                    11645.00                    11672.00
                                                        12263.00                    12024.00                    12033.00
12/31/96                                                13247.00                    12983.00                    13035.00
                                                        13010.00                    13134.00                    13385.00
                                                        14983.00                    15398.00                    15720.00
                                                        16685.00                    16741.00                    16897.00
12/31/97                                                16356.00                    17245.00                    17383.00
                                                        18319.00                    19549.00                    19806.00
                                                        18330.00                    20039.00                    20460.00
                                                        15982.00                    17972.00                    18428.00
11/30/98                                                17991.00                    20592.00                    21132.00

 PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. For Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER VALUE+GROWTH FUND TO THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

  +The Russell 1000 Index is an unmanaged index comprised of 1000 of the largest capitalized U.S. companies whose common stocks trade in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. This large cap market-oriented index is highly correlated with the S&P 500 Stock index. Investors cannot actually make investments in this index.

 ++The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is TowersData. Investors cannot actually make investments in this index.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on November 30, 1998, and November 30, 1997.

                                  [BAR GRAPH]

                                         KEMPER VALUE+GROWTH FUND AS OF     KEMPER VALUE+GROWTH FUND AS OF
                                                    11/30/98                           11/30/97
Finance                                              22.80                              20.60

Consumer nondurables                                 22.10                              23.90

Technology                                           19.90                              18.10

Health care                                          11.00                              14.80

Capital goods                                         8.10                               6.80

Basic industries                                      5.10                               6.10

Consumer durables                                     4.80                               1.40

Energy                                                2.80                               4.70

Transportation                                        2.40                               0.50

Utilities                                             1.00                               3.10

A COMPARISON WITH THE RUSSELL 1000 INDEX+

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on November 30, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                                  [BAR GRAPH]

                                        KEMPER VALUE+GROWTH FUND AS OF        RUSSELL 1000 INDEX AS OF
                                                   11/30/98                           11/30/98
Finance                                             22.80                              17.80

Consumer nondurables                                22.10                              20.90

Technology                                          19.90                              17.20

Health care                                         11.00                              12.60

Capital goods                                        8.10                               7.70

Basic industries                                     5.10                               3.50

Consumer durables                                    4.80                               2.10

Energy                                               2.80                               6.30

Transportation                                       2.40                               1.10

Utilities                                            1.00                              10.80

+ The Russell 1000 Index is an unmanaged index comprised of 1000 of the largest capitalized U.S. companies whose common stocks trade in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. This large cap market-oriented index is highly correlated with the S&P 500 Index.

LARGEST HOLDINGS


THE FUND'S 10 LARGEST HOLDINGS*

Representing 13.5 percent of the fund's total net assets on November 30, 1998

------------------------------------------------------------------------------------
            HOLDINGS                                                         PERCENT
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
1.          FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie         1.8%
            ASSOCIATION                   Mae," this is a private
                                          corporation federally chartered
                                          to provide financial products and
                                          services that increase the
                                          availability and affordability of
                                          housing to low, moderate and
                                          middle-income Americans.
------------------------------------------------------------------------------------
2.          FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie        1.7%
            CORP.                         Mac", this corporation provides
                                          for the transfer of capital
                                          between mortgage lenders and
                                          mortgage security investors,
                                          enabling mortgage lenders to
                                          provide a continuous flow of
                                          funds to borrowers.
------------------------------------------------------------------------------------
3.          CISCO SYSTEMS                 Largest, most comprehensive          1.6%
                                          supplier of routing software and
                                          related systems that direct the
                                          flow of data between local area
                                          networks.
------------------------------------------------------------------------------------
4.          ALLIANT TECHSYSTEMS           Developer and producer of            1.6%
                                          munitions, aerospace systems and
                                          marine systems for the United
                                          States government and its allies.
------------------------------------------------------------------------------------
5.          SUN MICROSYSTEMS              A provider of high performance       1.4%
                                          workstations, servers, and
                                          networking software for the
                                          engineering, scientific,
                                          commercial and technical
                                          industries.
------------------------------------------------------------------------------------
6.          COMPUTER SCIENCES             A major developer and systems        1.3%
                                          integrator of computers and
                                          communication. The company is
                                          also engaged in services
                                          including information-technology
                                          consulting.
------------------------------------------------------------------------------------
7.          GREAT ATLANTIC & PACIFIC TEA  Sells food and general               1.1%
                                          merchandise throughout a network
                                          of stores in the United States
                                          and Canada. The company's
                                          supermarket operations include
                                          A&P, Farmer Jack, Food Emporium
                                          and Super Fresh.
------------------------------------------------------------------------------------
8.          CARNIVAL                      Engaged in the operation of          1.0%
                                          cruise lines; also has resort and
                                          casino complex, hotels,
                                          transportation and tour
                                          businesses.
------------------------------------------------------------------------------------
9.          ALZA                          Engaged in the development of        1.0%
                                          pharmaceutical products using
                                          advanced drug delivery techniques
                                          to add medical and economic value
                                          to drug suppliers.
------------------------------------------------------------------------------------
10.         MODINE MANUFACTURING          Engaged in heat-transfer             1.0%
                                          technology, serving industrial,
                                          commercial, building and
                                          vehicular markets.
------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER VALUE+GROWTH FUND

Portfolio of Investments at November 30, 1998
(DOLLARS IN THOUSANDS)



-----------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares       Value
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--4.9%
                               ABM Industries, Inc.                                 13,500   $    450
                               AK Steel Holding Corp.                                9,500        182
                               AMP, Inc.                                            18,928        916
                         (a)   Bethlehem Steel Corp.                                37,000        305
                               Dexter Corp.                                          7,500        240
                               Dow Chemical Co.                                      1,400        136
                               H.B. Fuller Co.                                      17,600        766
                               Inland Steel Industries                               8,500        156
                               M.A. Hanna Co.                                       65,500        921
                               Millennium Chemicals, Inc.                            6,200        148
                         (a)   Mueller Industries, Inc.                             15,300        349
                               Olin Corp.                                           17,700        541
                               OM Group, Inc.                                        8,700        315
                         (a)   Scotts, Inc.                                          4,700        170
                               Timber Group                                         20,900        481
                               Trinity Industries, Inc.                             13,900        538
                               U.S. Steel Group                                     17,300        423
                               ----------------------------------------------------------------------
                                                                                                7,037
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS--7.8%
                         (a)   Alliant Techsystems, Inc.                            29,800      2,270
                               B.F. Goodrich Co.                                     3,900        148
                               Borg-Warner Automotive, Inc.                          9,600        479
                               Carlisle Companies, Inc.                              9,900        439
                               Case Corp.                                           19,400        470
                               Cordant Technologies, Inc.                            6,200        249
                               Cummins Engine, Inc.                                 16,700        620
                               Emerson Electric Co.                                  5,400        351
                               General Electric Co.                                 11,300      1,023
                         (a)   Jacobs Engineering Group                              6,800        256
                               Kaydon Corp.                                          5,200        184
                               Kennametal, Inc.                                     22,900        488
                               LaFarge Corp.                                        10,100        374
                               Lone Star Industries, Inc.                            4,600        348
                               Manitowoc Co., Inc.                                   9,400        374
                               NACCO Industries, Inc.                                6,300        548
                         (a)   Orbital Sciences Corp.                                4,600        176
                               Pentair, Inc.                                         3,300        124
                               Pitney Bowes, Inc.                                   12,000        672
                               Precision Castparts Corp.                             3,000        133
                         (a)   Sunstrand Corp.                                      10,900        589
                               Timken Co.                                           19,900        383
                               Tyco International, Ltd.                              3,900        257
                               Waste Management, Inc.                                7,217        309
                               ----------------------------------------------------------------------
                                                                                               11,264
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--16.1%
                         (a)   American Eagle Outfitters                            11,900        711
                               Burlington Coat Factory                              33,500        486
                               Carnival Corp.                                       43,000      1,483
                               CKE Restaurants, Inc.                                15,400        376
                         (a)   CMG Information Services                             12,400        961
                               Cracker Barrel Old Country Store                     10,000        232
                         (a)   DeVry, Inc.                                          11,400        301
                               Dillard Department Stores                            30,300      1,042
                               Family Dollar Stores, Inc.                           14,700        295
                         (a)   Federated Department Stores, Inc.                     7,800        325
                               Fingerhut Companies, Inc.                            23,500        261
                         (a)   Furniture Brands International                        5,600        142
                               GAP, Inc.                                             3,800        280
                               Gaylord Entertainment Co.                            21,500        630
                         (a)   Goody's Family Clothing, Inc.                        20,400        229
                               Great Atlantic & Pacific Tea Co.                     58,800      1,606

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
                                                                                   shares      Value
----------------------------------------------------------------------------------------------------
                               Harman International Industries                     19,600   $    837
                               Home Depot                                          22,000      1,094
                               Hughes Supply, Inc.                                 18,700        519
                         (a)   Interim Services, Inc.                               6,600        137
                         (a)   Just For Feet                                       10,200        231
                               Kelly Services, Inc.                                12,900        375
                         (a)   Kohl's Corp.                                         8,300        408
                               Liz Claiborne, Inc.                                  6,200        210
                               Lowes Companies                                      4,300        182
                               May Department Stores Co.                            4,800        289
                         (a)   Neiman Marcus                                        6,300        169
                               NIKE, Inc.                                           4,000        160
                         (a)   O'Reilly Automotive                                  8,500        386
                         (a)   Premier Parks, Inc.                                 27,300        740
                               Regis Corp.                                         18,300        613
                         (a)   Saks Holdings, Inc.                                 12,500        344
                         (a)   ShopKo Stores                                       14,100        455
                               Sotheby's Holdings                                  17,500        490
                               Springs Industries, Inc.                            22,600        880
                               Standard Registar                                   14,800        436
                         (a)   Staples                                              4,100        143
                               TJX Companies, Inc.                                  8,000        205
                         (a)   Tommy Hilfiger Corp.                                21,800      1,319
                         (a)   Toys R Us                                           15,400        304
                               V.F. Corp.                                           6,000        294
                               Wal-Mart Stores, Inc.                               12,000        904
                               Wallace Computer Services                           12,500        280
                               Walt Disney Co.                                      4,700        151
                         (a)   Westpoint Stevens, Inc.                              4,500        135
                         (a)   Whole Foods Market                                   8,700        405
                               Xerox Corp.                                          4,000        430
                         (a)   Zale Corp.                                          14,600        418
                               ---------------------------------------------------------------------
                                                                                              23,303
----------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.6%
                               Arvin Industries, Inc.                              18,000        756
                               Bandag, Inc.                                        20,500        725
                               Ford Motor Co.                                      15,200        840
                         (a)   Gentex Corp.                                        11,100        204
                         (a)   Knoll, Inc.                                          9,600        259
                               Magna International, Inc., 'A'                       4,500        300
                               Modine Manufacturing                                39,700      1,449
                         (a)   Mohawk Industries                                   22,800        851
                         (a)   Navistar International Corp.                         8,100        210
                               Paccar, Inc.                                         9,500        432
                               Snap-On Tools, Inc.                                  4,000        136
                               Superior Industries International                   17,100        445
                               ---------------------------------------------------------------------
                                                                                               6,607
----------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
                               American Greetings Corp.                            29,000      1,227
                         (a)   Block Drug Co.                                       6,283        236
                               Dole Food Co.                                       22,700        718
                               Kellwood Co.                                        22,900        618
                               McDonald's Corp.                                     5,000        350
                               Newell Co.                                          21,900        969
                               Philip Morris Cos.                                  17,400        973
                               Tootsie Roll Industries                              3,600        137
                               Unilever, N.V., ADR                                  6,000        464
                               Universal Corp.                                     15,000        528
                               UST, Inc.                                           33,800      1,175
                               ---------------------------------------------------------------------
                                                                                               7,395

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
                                                                                   shares      Value
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ENERGY--2.6%
                               AMOCO Corp.                                         18,500   $  1,090
                               Columbia Gas System                                  6,600        375
                               Exxon Corp.                                          3,600        270
                               Helmerich & Paye, Inc.                               6,600        114
                               Hussmann International, Inc.                         7,500        124
                               K.N. Energy, Inc.                                    2,900        127
                               Oneok, Inc.                                         16,100        560
                         (a)   Sunoco, Inc.                                        14,500        491
                               Texaco, Inc.                                         3,600        207
                               Valero Energy Corp.                                 23,200        487
                               ---------------------------------------------------------------------
                                                                                               3,845
----------------------------------------------------------------------------------------------------
FINANCE--21.8%
                               A.G. Edwards, Inc.                                   5,500        203
                               Allmerica Financial Corp.                            7,900        436
                               Ambac Financial Group, Inc.                         12,700        775
                               American General Corp.                               6,500        458
                               American National Insurance Co.                      7,500        628
                         (a)   Amerin Corp.                                         9,700        239
                               Amerus Life Holdings, Inc.                           7,200        159
                               Associates First Capital Corp.                       3,945        307
                               Banc One Corp.                                       4,620        237
                               Bank United Corp.                                   14,300        627
                               BankAmerica Corp.                                    9,331        608
                               Bear Stearns Cos.                                   13,000        546
                               BRE Properties, Inc.                                20,000        482
                               C.I.T. Group Holdings                                6,800        191
                               Capital One Finance                                  3,600        396
                               Chase Manhattan Corp.                                4,000        254
                               Chubb Corp.                                          3,800        266
                               CMAC Investment Corp.                               12,900        622
                               Commerce Group, Inc.                                12,000        411
                               Conseco, Inc.                                        4,100        136
                         (a)   Delphi Financial Group                              17,748        829
                               Doral Financial Corp.                               46,600        833
                               Downey Financial Corp.                              13,500        351
                               Enhance Financial Services Group, Inc.              14,400        423
                               Everest Reinsurance Holdings, Inc.                   4,000        150
                               FBL Financial Group, Inc.                           14,700        360
                               Federal Home Loan Mortgage Corp.                    40,000      2,420
                               Federal National Mortgage Association               35,900      2,612
                               Fidelity National Financial, Inc.                   10,800        354
                               Financial Security Assurance                         8,100        444
                               First American Financial Corp.                       7,100        217
                               First Union Corp.                                    8,200        498
                               Fleet Financial Group, Inc.                          4,600        192
                               Fremont General Corp.                                8,400        423
                               General Re Corp.                                     2,000        467
                               Golden West Financial Corp.                          1,500        142
                               ITT Hartford Group                                  12,000        662
                               Jefferson-Pilot Corp.                               19,500      1,331
                               KeyCorp                                              6,800        209
                               LandAmerica Financial Group                         21,100      1,294
                               Liberty Corp.                                       14,400        698
                               Liberty Financial Companies                         15,500        450
                         (a)   Markel Corp.                                         5,200        868
                               MBIA, Inc.                                           2,900        188
                         (a)   Medical Assurance, Inc.                              4,500        136
                               Mercury General Corp.                                5,700        239
                               Merrill Lynch & Co.                                  7,400        555
                               MGIC Investment Corp.                                3,300        145
                               NAC Reinsurance Corp.                               12,600        602
                               Ohio Casualty Corp.                                 10,100        409
                               Orion Capital Corp.                                 17,200        621
                               Post Properties                                     10,500        402

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
                                                                                   shares      Value
----------------------------------------------------------------------------------------------------
                               Presidential Life Corp.                              7,500   $    135
                               Providian Financial Corp.                            3,700        340
                               Safeco Corp.                                         8,100        348
                               SEI Investments Co.                                  6,500        600
                               Selective Insurance Group, Inc.                     15,900        300
                               St. Paul Cos., Inc.                                  7,200        254
                               TIG Holdings, Inc.                                  15,800        222
                               Torchmark Corp.                                      7,000        266
                               Transamerica Corp.                                   1,300        138
                               Transatlantic Holdings, Inc.                         4,100        312
                               Waddell & Reed Financial
                               Class "A"                                              825         20
                               Class "B"                                            3,551         83
                               Washington Mutual, Inc.                             15,844        614
                               Wells Fargo & Co.                                   13,600        490
                               ---------------------------------------------------------------------
                                                                                              31,627
----------------------------------------------------------------------------------------------------
HEALTH CARE--10.5%
                               Abbott Laboratories                                 13,600        653
                         (a)   ALZA Corp.                                          28,300      1,479
                               American Home Products Corp.                         4,300        229
                               Astra AB, ADR                                       13,200        244
                               Baxter International                                 7,000        445
                         (a)   Becton Dickinson & Co.                               3,400        144
                         (a)   Biogen                                               3,400        258
                               Bristol-Myers Squibb Co.                             2,000        245
                               C.R. Bard                                           13,500        618
                               Cardinal Health, Inc.                               16,387      1,125
                               Crescendo Pharmaceuticals Corp.                      1,800         24
                               Dentsply International, Inc.                        10,500        282
                               Eli Lilly & Co.                                     12,000      1,076
                         (a)   Forest Laboratories                                  4,000        186
                               ICN Pharmaceuticals, Inc.                            6,200        157
                         (a)   ICOS Corp.                                          10,400        226
                               Johnson & Johnson                                    4,600        374
                               McKesson Corp.                                       7,400        527
                         (a)   Medimmune, Inc.                                      8,000        535
                               Merck & Co.                                          8,700      1,347
                               Mylan Laboratories, Inc.                             6,600        219
                               Pfizer Inc.                                          5,400        603
                         (a)   Quintiles Transnational, Inc.                       12,800        638
                               Schering-Plough Corp.                               13,000      1,383
                         (a)   Sepracor, Inc.                                       6,600        548
                         (a)   Sierra Health Services                              20,100        460
                         (a)   Visx, Inc.                                          11,000        802
                               Warner-Lambert Co.                                   2,500        189
                         (a)   Watson Pharmaceuticals                               3,500        189
                               ---------------------------------------------------------------------
                                                                                              15,205
----------------------------------------------------------------------------------------------------
TECHNOLOGY--19.1%
                               Affiliated Computer Services                         3,500        134
                         (a)   America Online, Inc.                                 8,000        700
                         (a)   Applied Materials, Inc.                             12,800        496
                         (a)   Ascend Communications, Inc.                         11,400        641
                         (a)   Bisys, Inc.                                         24,100      1,160
                         (a)   BMC Software                                        10,100        516
                         (a)   Centennial Cellular Corp.                           12,100        484
                         (a)   Cisco Systems                                       31,400      2,367
                         (a)   Citrix Systems                                      13,400      1,112
                               Compaq Computer Corp.                               26,400        858
                         (a)   Computer Sciences Corp.                             32,200      1,839
                         (a)   Compuware Corp.                                      9,000        560
                         (a)   Concord EFS, Inc.                                   15,000        477
                               Dallas Seminconductor                               15,200        574
                         (a)   Dell Computer Corp.                                  3,300        201
                         (a)   EMC Corp.                                            2,100        152

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
                                                                                   shares      Value
----------------------------------------------------------------------------------------------------

                         (a)   Gateway 2000, Inc.                                   8,500   $    477
                               Intel Corp.                                          1,800        194
                         (a)   Intuit                                               6,600        382
                               Jack Henry & Associates, Inc.                       11,300        568
                         (a)   Keane, Inc.                                         20,600        592
                               Learning Co.                                        15,200        442
                         (a)   Legato System                                       15,000        717
                         (a)   Lexmark International                                5,000        382
                               Linear Technology Corp.                              2,000        140
                         (a)   Mediquist, Inc.                                     14,100        428
                         (a)   Mercury Interactive Corp.                           15,900        729
                         (a)   Microsoft Corp.                                      2,200        268
                               National Computer Systems, Inc.                      8,200        270
                               Paychex, Inc.                                        4,200        209
                         (a)   PMC - Sierra, Inc.                                   3,800        205
                         (a)   PSINet, Inc.                                        37,000        694
                         (a)   Qlogic Corp.                                         4,200        431
                               Quantum Corp.                                        7,000        155
                               Raytheon Co.                                        16,500        914
                               Reynolds & Reynolds Co.                             25,000        528
                         (a)   Safeguard Scientifics, Inc.                          4,600        130
                               Scientific-Atlanta                                   9,900        192
                         (a)   Smart Modular Technologies, Inc.                    14,100        294
                         (a)   Sun Microsystems                                    26,300      1,948
                               Symbol Technologies, Inc.                           10,400        507
                         (a)   Tech Data Corp.                                     31,500      1,268
                               Teradyne, Inc.                                       5,000        160
                               Thomas & Betts Corp.                                 5,900        256
                               Total System Service, Inc.                           6,400        139
                         (a)   Unova, Inc.                                         12,900        218
                         (a)   VERITAS Software Corp.                              11,500        687
                         (a)   Vishay Intertechnology                              25,700        365
                         (a)   Xilinx, Inc.                                         2,600        132
                         (a)   Xircom, Inc.                                        11,800        356
                               ---------------------------------------------------------------------
                                                                                              27,648
----------------------------------------------------------------------------------------------------
TRANSPORTATION--2.3%
                               Airborne Freight Corp.                               6,500        173
                         (a)   Alaska Air Group, Inc.                              12,400        464
                               Alexander and Baldwin, Inc.                          6,600        152
                               AMR Corp.                                            6,100        402
                               ASA Holdings, Inc.                                   5,600        190
                               Comair Holdings, Inc.                                6,300        193
                               CSX Corp.                                           11,600        484
                               Delta Air Lines, Inc.                               15,000        805
                               Werner Enterprise, Inc.                             30,200        496
                               ---------------------------------------------------------------------
                                                                                               3,359
----------------------------------------------------------------------------------------------------
UTILITIES--.9%
                               AirTouch Communications                             10,000        572
                               GTE Corp.                                            4,000        248
                         (a)   MCI WorldCom, Inc.                                   9,000        531
                               ---------------------------------------------------------------------
                                                                                               1,351
                               ---------------------------------------------------------------------
                               TOTAL COMMON STOCKS--95.7%
                               (Cost: $116,142)                                              138,641
                               ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------

 Money market                                                                      Principal
 instruments--3.8%                                                                 amount      Value
----------------------------------------------------------------------------------------------------
                               Yield--5.09% to 5.30%
                               Due--December 1998
                               (Cost: $5,496)                                      $5,500   $  5,497
                               ---------------------------------------------------------------------
                               TOTAL INVESTMENTS--99.5%
                               (Cost: $121,638)                                              144,138
                               ---------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--.5%                      653
                               ---------------------------------------------------------------------
                               NET ASSETS--100%                                             $144,791
                               ---------------------------------------------------------------------



--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $121,638,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $24,128,000, the gross unrealized depreciation was $1,628,000 and the net unrealized appreciation on investments was $22,500,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER VALUE+GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Value+Growth Fund as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo-

sures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Value+Growth Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 19, 1999

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
(IN THOUSANDS)


--------------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------------
Investments, at value
(Cost: $121,638)                          $144,138
--------------------------------------------------------------------------------
Cash                                         1,902
--------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                             223
--------------------------------------------------------------------------------
  Dividends                                    201
--------------------------------------------------------------------------------
    TOTAL ASSETS                           146,464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                       1,209
--------------------------------------------------------------------------------
  Investments purchased                        171
--------------------------------------------------------------------------------
  Management fee                                85
--------------------------------------------------------------------------------
  Distribution services fee                     28
--------------------------------------------------------------------------------
  Administrative services fee                   34
--------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                             125
--------------------------------------------------------------------------------
  Trustees' fees and other                      21
--------------------------------------------------------------------------------
    Total liabilities                        1,673
--------------------------------------------------------------------------------
NET ASSETS                                $144,791
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------
Paid-in capital                           $120,212
--------------------------------------------------------------------------------
Undistributed net realized gain on
investments                                  2,079
--------------------------------------------------------------------------------
Net unrealized appreciation on
investments                                 22,500
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $144,791
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share
  ($76,705  DIVIDED BY 4,849 shares
  outstanding)                              $15.82
--------------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus 6.10% of net asset value or 5.75% of offering
  price)                                    $16.79
--------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per share ($62,287 DIVIDED BY 4,044 shares outstanding) $15.40
--------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per share ($5,799 DIVIDED BY 377 shares outstanding) $15.40
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1998
(IN THOUSANDS)


--------------------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                 $ 1,825
--------------------------------------------------------------------------------
Interest                                      244
--------------------------------------------------------------------------------
    Total investment income                 2,069
--------------------------------------------------------------------------------
Expenses:
  Management fee                              906
--------------------------------------------------------------------------------
  Distribution services fee                   354
--------------------------------------------------------------------------------
  Administrative services fee                 292
--------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            629
--------------------------------------------------------------------------------
  Professional fees                            18
--------------------------------------------------------------------------------
  Reports to shareholders                      48
--------------------------------------------------------------------------------
  Registration fees                            15
--------------------------------------------------------------------------------
  Trustees' fees and other                     20
--------------------------------------------------------------------------------
    Total expenses                          2,282
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                          (213)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
--------------------------------------------------------------------------------
  Net realized gain on sales of
 investments                                2,481
--------------------------------------------------------------------------------
  Net realized loss from futures
 transactions                                (366)
--------------------------------------------------------------------------------
    Net realized gain                       2,115
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
 on investments                            10,221
--------------------------------------------------------------------------------
Net gain on investments                    12,336
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $12,123
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                             YEAR ENDED
                                             NOVEMBER 30,
                                          ------------------
                                            1998      1997
--------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------
 Net investment loss                      $   (213)      (42)
--------------------------------------------------------------------------------
 Net realized gain                           2,115     3,499
--------------------------------------------------------------------------------
 Change in net unrealized appreciation      10,221     8,054
--------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                             12,123    11,511
--------------------------------------------------------------------------------
Net equalization charges                        --       (30)
--------------------------------------------------------------------------------
Distribution from net realized gain         (3,455)   (2,553)
--------------------------------------------------------------------------------
Net increase from capital share
transactions                                38,382    49,721
--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                47,050    58,649
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------
Beginning of year                           97,741    39,092
--------------------------------------------------------------------------------
END OF YEAR                               $144,791    97,741
--------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND
                             Kemper Value+Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES
                             INVESTMENT VALUATION. Investments are stated at value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to December 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of December 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through November 30, 1997 by $37,000.
--------------------------------------------------------------------------------
3  TRANSACTIONS WITH
   AFFILIATES
                             MANAGEMENT AGREEMENT. The fund has a management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $906,000 for the year ended November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:



                                         COMMISSIONS    COMMISSIONS
                                          RETAINED        ALLOWED
                                           BY KDI     BY KDI TO FIRMS
                                         -----------  ---------------

Year ended November 30, 1998             $  61,000         462,000

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:



                                       DISTRIBUTION FEES     COMMISSIONS AND
                                           AND CDSC       DISTRIBUTION FEES PAID
                                        RECEIVED BY KDI      BY KDI TO FIRMS
                                       -----------------  ----------------------

Year ended November 30, 1998             $   443,000            735,000


                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:



                                           ASF PAID BY       ASF PAID
                                         THE FUND TO KDI  BY KDI TO FIRMS
                                         ---------------  ---------------

Year ended November 30, 1998             $  292,000           299,000


                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $501,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1998, the fund made no payments to its officers and incurred trustees' fees of $11,000 to independent trustees.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS
                             For the year ended November 30, 1998, investment transactions (excluding short-term instruments) are as follows (in thousands):



                             Purchases                     $140,650
                             Proceeds from sales            111,125

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the fund (in thousands):


                                              YEAR ENDED NOVEMBER 30,
                                               1998              1997
                                         ----------------  ----------------
                                         SHARES   AMOUNT   SHARES   AMOUNT

---------------------------------------------------------------------------
 SHARES SOLD
---------------------------------------------------------------------------
 Class A                                  2,280   $35,097   2,303   $31,312
---------------------------------------------------------------------------
 Class B                                  1,752    26,217   1,959    26,054
---------------------------------------------------------------------------
 Class C                                    262     3,913     179     2,342
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
---------------------------------------------------------------------------
 Class A                                    126     1,770     109     1,290
---------------------------------------------------------------------------
 Class B                                    105     1,448      94     1,108
---------------------------------------------------------------------------
 Class C                                      7       101       6        65
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES REDEEMED
---------------------------------------------------------------------------
 Class A                                 (1,317)  (20,082)   (504)   (6,722)
---------------------------------------------------------------------------
 Class B                                   (593)   (8,765)   (367)   (4,802)
---------------------------------------------------------------------------
 Class C                                    (86)   (1,317)    (72)     (926)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 CONVERSION OF SHARES
---------------------------------------------------------------------------
 Class A                                    200     3,036      74     1,032
---------------------------------------------------------------------------
 Class B                                   (204)   (3,036)    (75)   (1,032)
---------------------------------------------------------------------------
 NET INCREASE
 FROM CAPITAL
 SHARE TRANSACTIONS                               $38,382           $49,721
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                          -------------------------------------
                                                         CLASS A
                                          -------------------------------------
                                           YEAR ENDED NOVEMBER    OCTOBER 16
                                                   30,                TO
                                          ----------------------  NOVEMBER 30,
                                           1998    1997    1996      1995

-------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period      $14.62   12.95   10.02          9.50
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .01     .02     .05           .02
-------------------------------------------------------------------------------
  Net realized and unrealized gain          1.69    2.48    2.88           .50
-------------------------------------------------------------------------------
Total from investment operations            1.70    2.50    2.93           .52
-------------------------------------------------------------------------------
Less distribution from net realized
gain                                         .50     .83      --            --
-------------------------------------------------------------------------------
Net asset value, end of period            $15.82   14.62   12.95         10.02
-------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              12.06%  20.83   29.24          5.47
-------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-------------------------------------------------------------------------------
Expenses                                    1.42%   1.41    1.47          1.35
-------------------------------------------------------------------------------
Net investment income                        .22%    .35     .43          2.25
-------------------------------------------------------------------------------


                                          -------------------------------------
                                                         CLASS B
                                          -------------------------------------
                                                                    OCTOBER 16
                                          YEAR ENDED NOVEMBER 30,       TO
                                          ----------------------    NOVEMBER 30,
                                           1998    1997    1996        1995
-------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period      $14.37   12.83   10.02          9.50
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.07)   (.07)   (.04)          .02
-------------------------------------------------------------------------------
  Net realized and unrealized gain          1.60    2.44    2.85           .50
-------------------------------------------------------------------------------
Total from investment operations            1.53    2.37    2.81           .52
-------------------------------------------------------------------------------
Less distribution from net realized
gain                                         .50     .83      --            --
-------------------------------------------------------------------------------
Net asset value, end of period            $15.40   14.37   12.83         10.02
-------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              11.06%  19.96   28.04          5.47
-------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (A)
-------------------------------------------------------------------------------
Expenses                                    2.27%   2.27    2.27          2.10
-------------------------------------------------------------------------------
Net investment income (loss)                (.63)%  (.51)   (.37)         1.50
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                          -------------------------------------
                                                         CLASS C
                                          -------------------------------------
                                           YEAR ENDED NOVEMBER    OCTOBER 16
                                                   30,                TO
                                          ----------------------  NOVEMBER 30,
                                           1998    1997    1996      1995
-------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period      $14.37   12.84   10.01          9.50
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.04)   (.05)   (.04)          .01
-------------------------------------------------------------------------------
  Net realized and unrealized gain          1.57    2.41    2.87           .50
-------------------------------------------------------------------------------
Total from investment operations            1.53    2.36    2.83           .51
-------------------------------------------------------------------------------
Less distribution from net realized
gain                                         .50     .83      --            --
-------------------------------------------------------------------------------
Net asset value, end of period            $15.40   14.37   12.84         10.01
-------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              11.06%  19.86   28.27          5.37
-------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-------------------------------------------------------------------------------
Expenses                                    2.16%   2.15    2.22          2.07
-------------------------------------------------------------------------------
Net investment income (loss)                (.52)%  (.39)   (.32)         1.53
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------



                                                                    OCTOBER 16
                                         YEAR ENDED NOVEMBER 30,        TO
                                        --------------------------  NOVEMBER 30,
                                          1998      1997     1996      1995

--------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                              $144,791   97,741   39,092     5,851
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized)          92%      56       82        --
--------------------------------------------------------------------------------


NOTES: Total return does not reflect the effect of any sales charges.
(a) Scudder Kemper Investments, Inc. agreed to temporarily waive certain operating expenses of the fund during the fiscal years ended November 30, 1997 and 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased by the following amounts: for the year ended November 30, 1997, 0.05% for Class B and 0.01% for Class C; for the year ended November 30, 1996, 0.12% for Class A, 0.17% for Class B and 0.13% for Class C.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

The fund paid a distribution of $.15 per share from net long-term capital gains during the year ended November 30, 1998, of which 60% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $2,127,000 as capital gain dividends for the year ended November 30, 1998, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS

DANIEL PIERCE                   MARK CASADY                  LINDA J. WONDRACK
Chairman and Trustee            President                    Vice President

LEWIS A. BURNHAM                PHILIP J. COLLORA            MAUREEN E. KANE
Trustee                         Vice President and           Assistant Secretary
                                Secretary
DONALD L. DUNAWAY                                            CAROLINE PEARSON
Trustee                         JOHN R. HEBBLE               Assistant Secretary
                                Treasurer
ROBERT B. HOFFMAN                                            ELIZABETH C. WERTH
Trustee                         PHILIP FORTUNA               Assistant Secretary
                                Vice President
DONALD R. JONES                                              BRENDA LYONS
Trustee                         ANN M. MCCREARY              Assistant Treasurer
                                Vice President
THOMAS W. LITTAUER
Trustee and Vice President      KATHRYN L. QUIRK
                                Vice President
SHIRLEY D. PETERSON
Trustee                         CORNELIA SMALL
                                Vice President
WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania Avenue
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL                           KEMPER DISTRIBUTORS, INC.
UNDERWRITER                         222 South Riverside Plaza  Chicago, IL 60606
                                    www.kemper.com

KEMPER FUNDS LOGO
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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Kemper Equity Funds/Growth Style prospectus.
KVGF-2 (1/27/99) 1064380